EXHIBIT 10.11

NINTH AMENDMENT TO CREDIT AGREEMENT

This Ninth Amendment to Credit Agreement (this “Amendment”), dated as of the 11th day of July, 2011, is among Vitamin Cottage Natural Food Markets, Inc. (the “Company”), the Lenders under the Credit Agreement (as defined below), and JPMorgan Chase Bank, N.A. (“JPMorgan”), as a Lender and as Administrative Agent under the Credit Agreement. JPMorgan in its capacity as Administrative Agent under the Credit Agreement is sometimes referred to herein as the “Agent.” Capitalized terms used in this Amendment and not defined in this Amendment shall have the meaning given to such terms in the Credit Agreement.

PRELIMINARY STATEMENTS

A.                                   The Company, the Lenders and the Agent entered into that certain Agreement, dated as of September 29, 2006 (as amended as described below, the “Credit Agreement”), under the terms of which the Lenders agreed to extend credit to the Company as described in Article II of the Agreement. On November 2, 2006, the Lenders, the Agent and the Company entered into a First Amendment to Credit Agreement (herein “First Amendment”), which is incorporated herein by reference. On December 13, 2006, the Lenders, the Agent and the Company entered into a Second Amendment to Credit Agreement (herein “Second Amendment”), which is incorporated herein by reference. On June 26, 2007, the Lenders, the Agent and the Company entered into a Third Amendment to Credit Agreement (herein “Third Amendment”), which is incorporated herein by reference. On November 30, 2008, the Lenders, the Agent and the Company entered into a Fourth Amendment to Credit Agreement (herein “Fourth Amendment”), which is incorporated herein by reference. On June 30, 2009, the Lenders, the Agent and the Company entered into a Fifth Amendment to Credit Agreement (herein “Fifth Amendment”), which is incorporated herein by reference. On June 30, 2010, the Lenders, the Agent and the Company entered into a Sixth Amendment to Credit Agreement (herein “Sixth Amendment”), which is incorporated herein by reference. On December 21, 2010, the Lenders, the Agent and the Company entered into a Seventh Amendment to Credit Agreement (herein “Seventh Amendment”), which is incorporated herein by reference. On May 13, 2011, the Lenders, the Agent and the Company entered into an Eighth Amendment to Credit Agreement (herein “Eighth Amendment”), which is incorporated herein by reference.

B.                                     Boulder VC has executed and delivered the Boulder VC Guaranty.

C.                                     VC Two has executed and delivered the VC Two Guaranty, the Trademark Security Agreement and that certain Pledge and Security Agreement, dated as of November 30, 2008, in favor of Agent for the ratable benefit of the Secured Parties.

D.                                    Natural Systems, LLC has executed and delivered that certain Pledge and Security Agreement, dated as of December 18, 2008, in favor of Agent for the ratable

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benefit of the Secured Parties, and that certain Guaranty Agreement, dated as of December 18, 2008, in favor of Agent for the ratable benefit of the Secured Parties.

E.                                      The Company agrees and acknowledges that the outstanding principal amount of the Term Loan as of the date hereof is $16,325,000.

F.                                      The Company has asked the Lenders and the Agent to agree to, and the Lenders and the Agent have agreed to, amend the terms and conditions of the Credit Agreement, in each case subject to and as more fully set forth in this Amendment.

AGREEMENT

IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent agree as follows:

1.                                       Amendments. The Credit Agreement is hereby amended as follows:

a.                                       The definition of “Aggregate Commitment” is hereby deleted in its entirety and substituted therefor is the following:

“Aggregate Commitment” means the aggregate of the Commitments of all the Lenders. The Aggregate Commitment as of the Ninth Amendment Effective Date is $21,000,000.

b.                                      A new definition of “Ninth Amendment Effective Date” is added as follows:

“Ninth Amendment Effective Date” means the “Effective Date” as such term is defined in that certain Ninth Amendment to Credit Agreement, dated as of July 11, 2011, among the Borrower, the Lenders and the Agent.

c.                                       The definition of “Revolving Commitment” is hereby amended by deleting the last sentence thereof in its entirety and substituting therefor the following:

The aggregate amount of the Lenders’ Revolving Commitments as of the Ninth Amendment Effective Date is $21,000,000.

e.                                       Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety, and substituted therefor is Schedule 2.01 attached hereto.

2.                                                                                       Effective Date. This Amendment shall become effective upon the satisfaction of the following conditions precedent (the “Effective Date”):

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a.                                       The Company shall have (i) executed and delivered or caused to be executed and delivered this Amendment and all other documents reasonably required by the Agent and (ii) complied with such additional conditions and requests as the Agent may reasonably require.

b.                                      (i) All representations and warranties made in the Credit Agreement shall be true, complete and correct in all material respects as of the date hereof as if made on the date hereof, and (ii) no default or Event of Default shall have occurred and be continuing under any of the Loan Documents or will occur as a result of this Amendment.

c.                                       The Company shall pay or cause to be paid all of the reasonable expenses incurred by the Agent in connection with the preparation of, and transactions contemplated by, this Amendment, including, without limitation, the reasonable fees and disbursements of the Agent’s attorneys and their staff.

3.                                       Representations, Warranties and Covenants. The Company hereby represents, warrants and covenants that the execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate action, and does not (i) require any consent or approval of the Company’s shareholders, if any; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Company, or the constitutive documents of the Company; (iv) result in a breach of or constitute a default under any other loan or credit agreement or any other material agreement, or any lease or instrument to which the Company is a party or by which any of its properties might be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than any security interest held by the Agent in any of the Company’s assets) upon or with respect to any of the properties now owned or hereafter acquired by the Company.

4.                                       Miscellaneous.

a.                                       The Company hereby certifies to the Agent that as of the date of this Amendment (i) all of the Company’s representations and warranties contained in the Loan Documents are true, complete and correct in all material respects as if made on the date hereof, and (ii) no default or Event of Default has occurred and is continuing under any Loan Document or will occur as a result of this Amendment.

b.                                      Except as expressly set forth herein, the Loan Documents shall remain as originally stated and in full force and effect. The Company hereby confirms and ratifies each of the provisions of the Loan Documents as amended hereby. The Loan Documents shall be amended as set forth in this Amendment and shall be deemed modified as of the Effective Date. From and after the Effective Date all references to any Loan Document in the Loan Documents shall be deemed references to the Loan Documents as amended hereby.

c.                                       Each of the Company, Boulder VC, VC Two and Natural Systems hereby absolutely and unconditionally releases and forever discharges the Agent, each Lender and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, that the Company, Boulder VC, VC Two and Natural Systems has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

d.                                      This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.

e.                                       THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF COLORADO, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

f.                                         This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Amendment shall become a part of the “Loan Documents.”

EXECUTION PAGE FOLLOWS

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amendment to Credit Agreement as of the date first set forth above.

VITAMIN COTTAGE NATURAL FOOD MARKETS, INC.,
a Colorado corporation

By:	/s/ Kemper Isely
Kemper Isely, Co-President

JPMORGAN CHASE BANK, N.A,
as a Lender and as Administrative Agent

By:	/s/ Nancy J. Broome
Nancy J. Broome, Senior Vice President

[Signature Page to Ninth Amendment to Credit Agreement]

ACKNOWLEDGMENT AND CONSENT BY GUARANTORS:

Each of the undersigned hereby (i) acknowledges the accuracy of the Recitals in the foregoing Amendment, (ii) consents to the modification of the Credit Agreement and the other Loan Documents and to all other matters in the foregoing Amendment, including the increase in the Revolving Commitments provided therein, and the related increase in the amounts guaranteed and secured by the Guarantor Documents (defined below), (iii) reaffirms the Boulder VC Guaranty executed by Boulder VC, the VC Two Guaranty executed by VC Two (notwithstanding the fact that VC Two has become a Subsidiary of the Company), and the Guaranty executed by Natural Systems, and any other agreements, documents and instruments securing or otherwise related thereto, including, without limitation, the Trademark Security Agreement (collectively, the “Guarantor Documents”), (iv) acknowledges that the Guarantor Documents continue in full force and effect, remain unchanged (notwithstanding the fact that VC Two has become a Subsidiary of the Company) and are valid, binding and enforceable in accordance with their respective terms, (v) agrees that all references, if any, in the Guarantor Documents to the Credit Agreement and the other Loan Documents are modified to refer to those documents as modified by the Amendment, and (vi) agrees to be bound by the release of the Agent and the Lenders as set forth in the Amendment. All capitalized terms above not otherwise defined have the meanings given them in the foregoing Amendment.

BOULDER VITAMIN COTTAGE GROUP, LLC
By:	Vitamin Cottage Natural Food Markets, Inc.,
its Manager

By:	/s/ Kemper Isely
Name:	Kemper Isely
Title:	Co-President of Vitamin Cottage Natural Food Markets, Inc.

VITAMIN COTTAGE TWO LTD. LIABILITY COMPANY

By:	/s/ Kemper Isely
Name:	Kemper Isely
Title:	Manager

NATURAL SYSTEMS, LLC

By:	/s/ Zephyr Isely
Name:	Zephyr Isely
Title:	Manager

SCHEDULE 2.01

Commitments

JPMorgan Chase Bank, N.A.	$21,000,000

SECOND AMENDED AND RESTATED PROMISSORY NOTE

$21,000,000	July 11, 2011

Vitamin Cottage Natural Food Markets, Inc., a Colorado corporation (the “Borrower”), promises to pay to the order of JPMorgan Chase Bank, N.A. (the “Lender”), the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, dated as of September 29, 2006, among the Borrower, the lenders party thereto, including the Lender, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) (which, as it may be amended, modified or replaced and in effect from time to time, is herein called the “Credit Agreement”), in immediately available funds to the Administrative Agent, at the Administrative Agent’s address specified pursuant to Article IX of the Credit Agreement, or at any other lending installation of Administrative Agent specified in writing by the Administrative Agent to the Borrower, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Credit Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Loan Maturity Date and shall make such mandatory payments as are required to be made under the terms of the Credit Agreement. This promissory note (“Note”) amends and restates that certain Amended and Restated Promissory Note in the original principal amount of $13,000,000 made by Borrower and payable to the order of Lender, dated December 21, 2010 (the “Original Note”) in its entirety. This Note is not a novation of the indebtedness evidenced by the Original Note. This Note is given in replacement of the Original Note, but not extinguishing the indebtedness of Borrower evidenced by the Original Note. All indebtedness, liabilities and obligations of Borrower outstanding under the Original Note shall continue and be obligations outstanding hereunder and are now evidenced by, and provided for in, this Note.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder; provided that the Lender’s failure to do so shall not affect the Borrower’s liability hereunder or under the Credit Agreement.

This Note is one of the notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement, to which Credit Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Collateral Documents, all as more specifically described in the Credit Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Credit Agreement.

EXECUTION PAGE FOLLOWS

VITAMIN COTTAGE NATURAL FOOD MARKETS, INC.,
a Colorado corporation

By:	/s/ Kemper Isely
Kemper Isely, President

EXECUTION PAGE-SECOND AMENDED AND RESTATED PROMISSORY NOTE

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

AMENDED AND RESTATED PROMISSORY NOTE OF JPMORGAN CHASE BANK, N.A.,

DATED July 11, 2011

	Principal	Maturity	Principal
	Amount of	of Interest	Amount	Unpaid
Date	Loan	Period	Paid	Balance